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                                                                    EXHIBIT 10.8

          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE
             SECURITIES AND COMMISSION. ASTERISKS DENOTE DELETIONS.


                               EXTENSION AGREEMENT
                                       FOR
                               CEDU PREPGATE LOANS

     This Extension Agreement (the "Agreement") is entered into as of May 1, 2001 by and between BANK OF AMERICA, N.A. ("Program Lender"), a national banking association organized under the laws of the United States and having an office located at 600 Wilshire Blvd., Los Angeles, California 90017, and THE FIRST MARBLEHEAD CORPORATION, a Delaware corporation having a principal place of business at 30 Little Harbor, Marblehead, Massachusetts ("FMC"). Capitalized terms used herein without definition have the meanings given to them in the Old Umbrella Agreement and the Old Note Purchase Agreement (both as defined below).

                                   WITNESSETH

     WHEREAS Program Lender and FMC entered into an Umbrella Agreement dated as of April 3, 2000 ("Old Umbrella Agreement"), in which Program Lender agreed to originate GATE Conforming Family Loans (including prepGATE Family Loans) and serve as a primary lending institution participating in the GATE Family Loan Program; and

     WHEREAS Program Lender and FMC entered into a Note Purchase Agreement dated April 3, 2000 ("Old Note Purchase Agreement"), in which Program Lender agreed to sell, from time to time, pools containing GATE Conforming Family Loans (including prepGATE Family Loans) originated by Program Lender to FMC or a Purchaser Trust; and

     WHEREAS prepGATE Family Loans originated under the Old Umbrella Agreement and purchased under the Old Note Purchase Agreement were originated and underwritten by the Pennsylvania Higher Education Assistance Agency ("PHEAA") pursuant to an Origination and Disbursement Services Agreement between Program Lender and PHEAA dated_________________ ("Old Origination Agreement") and serviced by PHEAA pursuant to a Servicing Agreement between Program Lender and PHEAA dated April 8, 2000 (as amended) ("Old Servicing Agreement"); and

     WHEREAS Program Lender and FMC entered an Umbrella Agreement and a Note Purchase Agreement both dated as of April 30, 2001 (respectively, the "New Umbrella Agreement" and the "New Note Purchase Agreement") which, as of May 1, 2001, superseded (a) the Old Umbrella Agreement in the origination, including underwriting and disbursement, of GATE Family Loan Program Loans (including prepGATE Loans) and (b) the Old Note Purchase Agreement in the sale of pools of GATE Conforming Family Loans (including prepGATE Family Loans); and

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     WHEREAS GATE Family Loan Program Loans (including prepGATE Loans)
originated and sold under the New Umbrella Agreement and the New Note Purchase Agreement are originated by The Education Resources Institute, Inc. ("TERI") under a Loan Origination Agreement between TERI and Program Lender dated as of May 1, 2001 ("New Origination Agreement"), and covered by a guaranty issued by TERI pursuant to a Guaranty Agreement between TERI and Program Lender dated as of April 30, 2001; and

     WHEREAS CEDU Family of Services of Idaho, Inc.("CEDU") owns and/or operates a group of approved institutions in the prepGATE Family Loan Program that has continued since the effectiveness on May 1, 2001, of the New Umbrella Agreement and the New Note Purchase Agreement to send the majority of its parents' loan applications to PHEAA for origination under the Old Origination Agreement and servicing under the Old Servicing Agreement and PHEAA has completed such originations and Program Lender has funded the resulting loans; and

     WHEREAS CEDU wishes to continue to have loan applications for the parents of its students originated and serviced under the Old Origination Agreement and the Old Servicing Agreement (the resulting loans being referred to herein as "CEDU prepGATE Loans"), other than loan applications from parents who desire to obtain the loan origination options available under the New Umbrella (the resulting loans being referred to herein as "BAGEL CEDU Loans"); and

     WHEREAS Program Lender and FMC want to extend the effectiveness of the Old Umbrella Agreement and the Old Note Purchase Agreement exclusively for CEDU prepGATE Loans under the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.   TREATMENT OF CEDU PREPGATE LOANS UNDER OLD AND NEW AGREEMENTS.

     (a) UMBRELLA AGREEMENTS. The Old Umbrella Agreement shall continue to govern the origination, including underwriting and disbursement, of CEDU prepGATE Loans, and only CEDU prepGATE Loans, including all such loans originated since April 30, 2001; PROVIDED, HOWEVER, that only Sections 4, 9, and 26 of the Old Umbrella Agreement shall survive to govern CEDU prepGATE Loans and all sections of the New Umbrella Agreement other than Sections 4, 5, 9, and 26 thereof will govern CEDU prepGATE Loans. The provisions of Sections 8, 10, and 11 of the Old Umbrella Agreement shall continue to apply to GATE Family Loans originated prior May 1, 2001, but all other provisions of the Old Umbrella Agreement have been superseded by the New Umbrella Agreement. Upon purchase of the last GATEFamily Loan (including CEDU prepGATE Loans) originated under the Old Umbrella Agreement pursuant to the Old Note Purchase Agreement, the Old Umbrella Agreement shall terminate.

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     (b)  ORIGINATION AGREEMENTS. All CEDU prepGATE Loans made under the Old
          Umbrella Agreement pursuant to this Agreement will continue to be originated under the Old Origination Agreement, and the New Origination Agreement shall not apply to CEDU prepGATE Loans.

     (c) SERVICING AGREEMENTS. All CEDU prepGATE Loans made under the Old Umbrella Agreement pursuant to this Agreement will be serviced under the servicing agreement between PHEAA and Program Lender that governs the servicing of TERI-guaranteed loans made by Program Lender under the Bank of America GATE Loan Program (I.E., under the New Umbrella Agreement); PROVIDED, HOWEVER, that all CEDU prepGATE Loans purchased by FMC or an SPE after the date of this Agreement shall, after such purchase, be serviced by PHEAA pursuant to a separate servicing agreement between PHEAA and FMC dated as of October 16, 2001. Program Lender agrees to take any action necessary to assure that CEDU prepGATE Loans are covered by its agreement with PHEAA for servicing TERI guaranteed loans for the period prior to purchase under the Old Note Purchase Agreement;

     (d) NOTE PURCHASE AGREEMENTS. All CEDU prepGATE Loans made under the Old Umbrella Agreement pursuant to this Agreement will continue to be sold pursuant to the Old Note Purchase Agreement. The New Note Purchase Agreement shall not apply to CEDU prepGATE Loans and CEDU prepGATE Loans are hereby excluded from the terms "Bank of America GATE Education Loans" and "Bank of America GATE Conforming Loan" in the New Note Purchase Agreement. Notwithstanding anything to the contrary in this Section 1(d), the definition of "Minimum Purchase Price" in
          Section 2.04 of the Old Note Purchase Agreement is hereby revised for CEDU prepGATE Loans originated on or after the effective date of the New Umbrella Agreement to mean the sum of:

          (a) the outstanding principal amount of the CEDU prepGATE Loans (including any capitalized fees); plus

          (b) accrued and unpaid interest at the rate of inetrest set forth in the prepGATE Family Loan Notes.

               In addition, section 3.01(c)(2) of the Old Note Purchase Agreement is amended to read:

          " (2) Purchaser Trust shall have paid the Minimum Purchase Price to Program Lender by wire transfer of immediately available funds within twenty-four (24) hours after the Purchase Date (such Minimum Purchase Price shall be based on the best information available from the Servicer as of the Purchase Date; no later than thirty (30) days following the Purchase Date, the Purchaser Trust shall recalculate the Minimum Purchase Price to

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          reflect adjustments for transactions (including, without limitation, additional accrued interest and payments received), and whichever party is deemed to owe the other such adjustment shall deliver such adjustment to such other party, by wire transfer of immediately available funds);"

     (e) PRODUCT SPECIFICATIONS. The prepGATE Family Loan Product Specifications applicable to the CEDU prepGATE Loans originated on and after May 1, 2001, shall be the prepGATE Family Loan Product Specifications, 2000 Revised Edition, dated as of July 25, 2000 and effective August 1, 2000; PROVIDED, HOWEVER, that Schedule 2 of such Product Specifications shall not apply, and in lieu thereof the Servicing Guidelines for TERI Loan Programs serviced by SLSC, revised September 27, 2000, shall apply; and PROVIDED , FURTHER, that the pricing charged to borrowers for CEDU prepGATE Loans originated on or after the 2002 Effective Date (as hereinafter defined) shall be modified to changing the Margin (as defined in the Note) from [**]% to [**]% and by reducing the origination fee from [**]% to [**]%, and the Product Specifications shall be deemed to be amended to reflect such change, effective on the 2002 Effective Date. As used herein, the 2002 Effective Date shall mean the date on which pricing on BAGEL CEDU Loans is modified to provide a Margin of [**]% and an origination fee [**]%.

2. CONCURRENT PROGRAMS. The parties intend that the loan program described in the New Umbrella Agreement (the "BAGEL CEDU Program") continue to be available to parents of students of CEDU. An application from a CEDU parent shall be treated as either a CEDU prepGATE Loan application or a BAGEL CEDU Loan application depending upon the form of application (or toll free number or web site) chosen by a particular applicant. An application received at PHEAA shall result in a CEDU prepGATE Loan. An application received at TERI shall result in a BAGEL CEDU Loan.

3. ADDITIONAL NOTE PURCHASE AGREEMENT CONDITIONS. It shall be a condition of FMC's purchase of any CEDU prepGATE Loan under the Old Note Purchase Agreement that the CEDU prepGATE Loan in question is covered by and subject to the benefits of that certain Guaranty Agreement by and between Program Lender and TERI dated as of April 30, 2001, as amended (the "TERI Guaranty"). Upon sale of any such loan to FMC or a Purchaser Trust, Program Lender shall be deemed to represent and warrant that the CEDU prepGATE Loan in question is covered by and subject to the benefits of, and was originated and serviced in conformity with the requirements of the TERI Guaranty. Any breach of said representation and warranty shall be the subject of an indemnification claim by FMC or a Purchaser Trust pursuant to
     Section 8.02 of the Old Note Purchase Agreement.

4. TERM. This Agreement shall remain in effect so long as, but only so long as, the New Umbrella Agreement remains in effect.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                THE FIRST MARBLEHEAD CORPORATION

                                By: /s/ Ralph James
                                    ---------------------------
                                Name: Ralph James
                                      -------------------------
                                Title: President
                                       ------------------------

                                BANK OF AMERICA, N.A.


                                By: /s/ Kathy Cannon
                                    ----------------------------
                                Name: Kathy Cannon
                                      --------------------------
                                Title: SVP
                                       -------------------------

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